SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Quaker Investment Trust
(Name of Registrant as Specified in Its Charter)

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QUAKER INVESTMENT TRUST
309 Technology Drive
Malvern, PA 19355

PROXY MATERIALS

Quaker Long-Short Tactical Allocation Fund

September 19, 2011

Dear Shareholders:

The Board of Trustees (the “Trustees” or the “Board”) of the Quaker Long-Short Tactical Allocation Fund (the “Fund”), a series of Quaker Investment Trust, a Massachusetts business trust (the “Trust”), is pleased to invite you to a Special Meeting of Shareholders (the “Meeting”) to be held on October 24, 2011, at the offices of the Trust, located at 309 Technology Drive, Malvern, Pennsylvania 19355.  At the Meeting, you will be asked to consider and act upon a proposal to liquidate and dissolve the Fund (the “Liquidation”).

Under the Trust’s Declaration of Trust, the Fund must obtain your approval to liquidate and dissolve the Fund.  Therefore, the Trustees have scheduled the Meeting on October 24, 2011, to seek your approval of the liquidation and the dissolution of the Fund pursuant to a Plan of Liquidation.  The Liquidation is described in more detail in the attached Proxy Statement.  The Trustees have concluded that the proposal is in the best interests of the Fund.  The Trustees unanimously recommend that you vote “FOR” the Liquidation.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize the proxy holders to cast your votes.  Okapi Partners LLC, a professional proxy solicitation firm (the “Proxy Solicitor”), has been selected to assist in the proxy solicitation process.  If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy.  No matter how many shares you own, your vote is important.

By Order of the Board of Trustees,

/s/ Justin Brundage
Justin Brundage
Secretary
Quaker Investment Trust

IMPORTANT SHAREHOLDER INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience we have provided a brief overview of the matters to be voted on.

Q.           WHY AM I RECEIVING THE PROXY STATEMENT?

A.
The Fund is required to hold a Special Meeting of Shareholders (the “Meeting”) on any other matters requiring shareholder approval, including a proposal to liquidate the Fund.  This Proxy Statement describes a proposal to liquidate and dissolve the Fund (the “Liquidation”).

Q.	WHY IS THE LIQUIDATION AND DISSOLUTION BEING PROPOSED?

A.
The liquidation and dissolution of the Fund was proposed due to the Fund’s continued underperformance, its small asset size, and the lack of prospects for growth in asset size and new shareholders of the Fund.  The Board of the Trust approved the plan of liquidation and dissolution because, after a careful deliberation of these factors and a review of the available alternatives and circumstances, it determined that the liquidation and dissolution of the Fund is fair and in the best interest of the Fund and its shareholders.  The Board of the Trust unanimously adopted and approved a Plan of Liquidation and Dissolution for the Fund, subject to the approval of the Fund’s shareholders (the “Shareholders”) at the Meeting.

Q.	WHAT WILL HAPPEN IF THE LIQUIDATION IS APPROVED AT THE MEETING?

A.	If the Liquidation is approved by the Shareholders, the Fund expects to make liquidating distributions to Shareholders within approximately one month of such approval.

Q.	WHAT WILL HAPPEN IF THE LIQUIDATION IS NOT APPROVED AT THE MEETING?

A.
If the Liquidation is not approved by the Shareholders, the Fund will continue to operate with the same investment objectives as in the past, while the Board considers whether another course of action would benefit the Fund and its shareholders.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE FOR THE LIQUIDATION PROPOSAL?

A.
The Board recommends that you vote “FOR” the Liquidation.  The Board has reviewed the available alternatives and circumstances and determined that the Liquidation would be advisable and in the best interests of the Fund.

Q.	HOW DO I VOTE MY SHARES?

A.
You can provide voting instructions by telephone by calling the toll-free number on the proxy card, or by computer by going to the Internet address provided on the proxy card and following the instructions.  Alternatively, you can vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Q.           WHO IS PAYING FOR THE COST OF THE PROXY STATEMENT?

A.
The costs associated with the Proxy Statement, including the mailing and the proxy solicitation costs, will be borne by the Fund.  Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of the proxy statement, also will be borne by the Fund.

Q.           WHOM DO I CALL IF I HAVE QUESTIONS?

A.	If you need more information, or have any questions about voting, please call the Proxy Solicitor at 877-285-5990.

Please vote now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
QUAKER LONG-SHORT TACTICAL ALLOCATION FUND,
a series of
QUAKER INVESTMENT TRUST
_____________

309 Technology Drive
Malvern, PA 19355

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 24, 2011

To the shareholders of the Quaker Long-Short Tactical Allocation Fund (the “Fund”):

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Fund will be held at the offices of Quaker Funds, Inc., 309 Technology Drive, Malvern, PA 19355 on October 24, 2011 at 10:30 am, Eastern time.

The Meeting is being held for the following purposes:

1. To consider and vote on the proposed liquidation of the Fund; and

2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Shareholders of record as of the close of business on September 22, 2011 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

If you attend the Meeting, you may vote your shares in person.  Even if you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the accompanying envelope as promptly as possible.  Any shareholder present at the Meeting may vote personally on all matters properly brought before the Meeting and, in that event, such shareholder’s proxy will not be used.

The enclosed proxy card is being solicited on behalf of the Board of Trustees of Quaker Investment Trust.

By order of the Board of Trustees,

/s/ Justin Brundage
Justin Brundage
Secretary
Quaker Investment Trust

PROXY STATEMENT
Special Meeting of Shareholders
of
Quaker Long-Short Tactical Allocation Fund

TO BE HELD ON OCTOBER 24, 2011

The Board of Trustees (the “Trustees” or “Board”) of Quaker Investment Trust (the “Trust”) is providing this Proxy Statement to shareholders of the Quaker Long-Short Tactical Allocation Fund (the “Fund”) with information concerning the proposal to liquidate and dissolve the Fund (the “Liquidation”).  The Liquidation was approved by the Fund’s Board of the Trust in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Exchange Act of 1934, and the Trust’s Amended and Restated Declaration of Trust.

Shareholders of record of the Fund as of the close of business on September 22, 2011 (the “Record Date”) are entitled to notice of and to vote at the meeting.

As of the close of business on the Record Date the Fund had 287,954.65 shares outstanding and net assets of $1,764,871.13.

It is anticipated that this Proxy Statement and related materials will be sent to shareholders of the Fund (the “Shareholders”) on or about September 28, 2011.

Even if you plan to attend the meeting, please sign, date and return the proxy card you receive or provide voting instructions by telephone or over the Internet.  If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card.  This code is designed to confirm your identity, provide access into the voting site and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting.  On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.  If a proxy card is properly executed and returned and no choice is specified with respect to the proposals, the shares will be voted “FOR” each proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to each proposal at any time before a vote is taken on the proposal by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card.  Merely attending the meeting, however, will not revoke any previously executed proxy.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

YOUR VOTE IS IMPORTANT

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be.  If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each proposal.  If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 24, 2011

The Proxy Statement is available at www.myproxyonline.com/QIT.

PROPOSAL: TO APPROVE LIQUIDATION AND DISSOLUTION OF THE FUND

WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

Introduction.  The Board has approved the recommendation of the Fund’s investment manager, Quaker Funds, Inc. (the “Manager”) that the Fund be liquidated and dissolved pursuant to the Plan of Liquidation and Dissolution (the “Plan”), subject to the approval of the Shareholders.  A copy of the Plan is attached as Exhibit A to this Proxy Statement.

Reasons for the Liquidation.  Based on the Manager’s presentation and recommendation, the Board has determined that it is advisable and in the best interests of the Fund and its Shareholders to liquidate and dissolve the Fund.  On September 19, 2011, the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, approved the Liquidation, and adopted the resolutions approving the Plan as the method of liquidating and dissolving the Fund and directed that it be submitted to the Shareholders for consideration.  Several factors, including those described below, influenced the Board’s determination that the Fund be closed and liquidated.

The Board considered the small asset size of the Fund, the recent performance of the Fund, and the lack of prospects for growth in asset size and new shareholders as important factors in reaching this determination.  The Trustees also determined that the Fund was unlikely to reach levels of adequate economies of scale, which, in essence, means it is unlikely that the Fund will be an optimally efficient investment vehicle for shareholder assets.

The Manager explained that it had reviewed the following possible alternatives for the Fund: (i) continuation of the Fund with an increased marketing effort; (ii) the merger or sale of the Fund into similar investment companies; (iii) gradual liquidation of the Fund; and (iv) a prompt liquidation of the Fund.  The Manager reported to the Trustees that it had considered the viability of each alternative and had concluded that a prompt liquidation of the Fund was the only viable alternative consistent with the best interests of the Shareholders.  The Manager was not confident that increased marketing efforts would increase the Fund’s size sufficiently.  The Manager reported that it found the merger or sale of the Fund into similar investment companies were not realistic alternatives because of the relatively small amount of assets under management in the Fund.  The Board considered these alternatives and concluded that, among all of the available alternatives presented to and considered by the Board, for a variety of reasons the liquidation alternative was in the best interest of the Shareholders.

Under the Plan, the Fund’s assets will be liquidated at market prices and on such terms and conditions as the Board determines to be reasonable and in the best interests of the Fund and its Shareholders in light of the circumstances in which they are sold.  After satisfactory resolution of any claims pending against the Fund and the payment of, or provision for, all of the Fund’s expenses, the Fund’s remaining assets will be distributed to Shareholders on a pro rata basis in liquidation. As of the date of this Proxy Statement, there are no claims pending against the Fund.  It is expected that the liquidating distribution to Shareholders will be made in cash on the Liquidation Date (as defined below).  Under the Plan, the Fund will bear the costs associated with the preparation and mailing of this Proxy Statement, including the proxy solicitation costs, and any costs associated with the Liquidation of the Fund under the Plan.  If Shareholders do not approve the Liquidation pursuant to the Plan, the Fund will continue to operate while the Board considers whether another course of action would benefit the Fund and its Shareholders.

Shareholder Options.  Shareholders are free to redeem their shares without a redemption fee prior to the Effective Date (as defined below) of the Plan.

Additionally, Shareholders have several options for the disposition of their Fund shares.  Picking the right option will depend on the individual Shareholder’s particular circumstances.  You are advised to consult your investment adviser or tax adviser about which option may best minimize the impact of the Fund liquidating your Fund shares.

Below is a list of three possible options.  Each of these options will be treated as sales for tax purposes:

Option #1 – You may redeem your shares immediately and without a redemption fee prior to the Effective Date (as defined below).  You do not need to wait until the Fund liquidates in order to redeem your shares.  Information on how to redeem your shares of the Fund is contained in the Fund’s prospectuses.  Copies of the Fund’s statutory and summary prospectuses are available, without charge, by contacting the Fund c/o U.S. Bancorp Fund Services, LLC., PO Box 701, Milwaukee, WI 53201-0701 or by calling the Trust toll free at 1-800-220-8888.  Please see below for important information regarding shares of the Fund held in an Individual Retirement Account (“IRA”) and other qualified retirement plans.

Option #2 – You may exchange your shares for shares in another Quaker Fund.  An exchange involves the sale of your existing shares of the Fund and the purchase of shares in another Quaker Fund, and is considered a taxable event.  Information on how to exchange your Fund shares is contained in the Fund’s statutory prospectus.  A copy of the Fund’s statutory prospectus is available, without charge, by contacting the Fund c/o U.S. Bancorp Fund Services, LLC., PO Box 701, Milwaukee, WI 53201-0701 or by calling the Fund toll free at 1-800-220-8888.  Please see below for important information regarding shares of the Fund held in an IRA and other qualified retirement plans.

Option #3 – You may choose to do nothing at this time.  If you choose to do nothing, then as soon as reasonably practicable after the Effective Date (as defined below), you will be mailed a redemption check, which will include your share of the final income dividend, if any, payable to the name(s) on the account, representing the value of your Fund shares as of the Liquidation Date (as defined below).  The redemption check will be mailed to the address listed on the account at the time the check is mailed.  Please see below for important information regarding shares of the Fund held in an IRA and other qualified plans.

* * * IMPORTANT INFORMATION FOR SHARES HELD IN AN IRA AND OTHER QUALIFIED RETIREMENT PLANS * * *

If your Fund shares are held in an IRA or other qualified retirement plan, you must reinvest this amount through your current retirement plan or another qualified retirement plan to avoid possible penalties and adverse tax consequences.

In addition, if your Fund shares are held in an IRA account or other qualified retirement plan and the redemption check would be made payable directly to you, the amount you receive may be reduced by any required federal or state income tax withholding.

Fund shares held on the Liquidation Date (as defined below) in an IRA account or other qualified retirement plan will be exchanged for shares of the First American Prime Obligations Fund, which is a money market exchange option available to Quaker Fund shareholders, to avoid penalties that may be imposed on holders of these accounts under the U.S. Internal Revenue Code of 1986 if Fund shares would otherwise be redeemed in cash.  Investors may obtain a copy of the prospectus for the First American Prime Obligations Fund by calling 1-800-220-8888 (toll-free).

Please contact your financial adviser or the Trust at 1-800-220-8888 for more information.

SUMMARY OF THE PLAN OF LIQUIDATION AND DISSOLUTION

The Board has approved the Plan, which is summarized below.  The following summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached hereto as Exhibit A.  Shareholders are urged to read the Plan in its entirety.

Effective Date of the Plan and Cessation of the Fund’s Activities as an Investment Company.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of a majority of the Fund’s outstanding shares of record represented in person or by proxy at the Meeting, at which a quorum is present.  On the Effective Date, the Fund shall cease its regular business as series of the Trust and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to Shareholders in the Fund in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on certain activities until the final liquidating distribution to its Shareholders is made.  The Fund shall attempt to collect any amounts that may be due it, except that, upon adoption hereof, the Fund shall cease filing proofs of claim in connection with any class action lawsuits, regulatory or governmental recovery funds, bankruptcy proceedings or other legal proceedings relating to the Fund’s current or past portfolio holdings.  Further, the Board of the Trust and the appropriate officers of the Fund may elect not to pursue collection of any speculative or contingent assets as they deem necessary or appropriate.

Payments of Debts; Expenses of the Liquidation and Dissolution.  As soon as reasonable and practicable after the Effective Date, but no later than December 31, 2011, the Fund shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.  The Fund will bear all of the expenses incurred by the Fund in carrying out the Plans including, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to or meeting of Shareholders.

Liquidating Distribution.  It is expected that the liquidating distribution to the Fund’s shareholders will be made in cash as soon as practicable after the Effective Date (the “Liquidation Date”).  On the Liquidation Date, the Trust shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund on the Fund’s books.  If the Board is unable to make distributions to all of the Shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such trust for the benefit of the Shareholders that cannot be located.  The expenses of such trust shall be charged against the assets therein.

Continued Operation of the Fund.  The Board will have the authority to authorize such non-material variations from or non-material amendments of the provisions of the Plan (other than the terms of the liquidating distribution) at any time without Shareholder approval, if the Board determines that such action would be advisable and in the best interests of the Fund and its Shareholders, as may be necessary or appropriate to effect the gathering together of Fund assets, the liquidation of the Fund’s portfolio securities, the distribution of the Fund’s net assets to Shareholders, and the dissolution of the Fund in accordance with the Trust’s Amended and Restated Declaration of Trust, the laws of the Commonwealth of Massachusetts, and the purposes to be accomplished by the Plan.  If any variation or amendment appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Shareholders, such variation or amendment will be submitted to the Shareholders for approval.  In addition, the Board may abandon the Plan, without Shareholder approval, if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

General Income Tax Consequences.  The following is a general summary of the material U.S. federal income tax considerations of the Liquidation and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

The Fund has not sought an opinion of counsel or a ruling from the IRS with respect to the consequences to it or its shareholders of its liquidation and dissolution.  The statements below, therefore, are not binding on the IRS (or on the courts), and there can be no assurance that the IRS will concur with this summary or that the federal income tax consequences to any shareholder of receiving a liquidation distribution will be as set forth below.  Neither state nor local tax consequences thereof are discussed herein, and implementing the Plan may affect certain shareholders differently, depending on their particular tax situations.  Shareholders should consult their own tax advisers regarding the application of the federal income tax law to their particular situation and the state, local, foreign and other tax consequences of the Fund’s liquidation.

If Shareholders approve the Plan, the Fund will sell its assets and distribute the proceeds and any income to Shareholders.  Whether the Fund will have a net realized capital gain (or loss) on the Liquidation Date will depend on market conditions and redemption activity during the solicitation and liquidation period.  The sale of assets may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses or otherwise eligible to be treated as part of the liquidating distribution to Shareholders as described below, would be distributed to Shareholders on or prior to the Liquidation Date, and those distributions (if any) would be taxable to Shareholders who hold shares in taxable accounts.  The Fund has total capital losses, including capital loss carryforwards, undistributed realized capital gains and losses and unrealized appreciation (depreciation) in value of portfolio investments, as follows:

Line		As of 6/30/2011
1	Capital Loss Carryovers	($3,413,501)
2	Post-October Loss	($590,791)
3	Net unrealized depreciation in value of investments on a tax basis	($49,072)
4	Aggregate Capital Loss Carryovers [L1+L2+L3]]	($4,053,364)
5	Net Asset Value	$2,139,499

Accordingly, if the Fund had sold all of its assets at June 30, 2011, the Fund would have realized no long- or short-term capital gains that would be required to be distributed to Shareholders.  However, the amount of capital gains realized by the Fund prior to the Liquidation Date will differ, due to changes in portfolio composition and changes in market values of portfolio securities.

The Fund anticipates that it will retain its qualification for treatment as a regulated investment company during the liquidation period and will make all required distributions so that it will not be taxed on the Fund’s net gain, if any, realized from the sale of its assets.  If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Shareholders (i) all of the Fund’s investment company taxable income for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the final taxable year ending with it complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Fund’s net capital gain recognized in its taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).  Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as an income dividend or capital gain distribution on account of the Fund’s final taxable year as having been paid out as a part of the liquidating distributions made to the Shareholders in complete liquidation of the Fund.  As described in the next paragraph, any such liquidating distribution (received in lieu of an income dividend or capital gain distribution on account of the current taxable year) would be treated by Shareholders as received in a sale or exchange of their Fund shares.  The Fund will send Shareholders a written statement notifying them as to the portion, if any, of the liquidating distribution that constitutes a capital gain distribution and the portion, if any, that constitutes an income dividend for federal income tax purposes.

The liquidating distribution(s) a Shareholder receives (other than a Shareholder that is an “80% distribute” as defined below) should be treated as payment in exchange for the Fund shares held by the Shareholder.  As a result, each Shareholder would recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in his or her shares and the liquidating distribution(s) he or she receives.  If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares are held as capital assets for more than one year.

Shareholders, all of whom are on the Effective Date and continue to be at all times untip receipt of liquidating distributions, the owners of 80% or more of the shares of the Fund by reason of being members of the same affiliated group of corporations within the meaning of Sections 332(b)(1) and 1504(a) of the Code (an “80% distribute”), will recognize no gain or loss upon the receipt of the liquidating distribution(s) pursuant to the Plan, except that such shareholders will be required to treat as a dividend from the Fund an amount equal to the dividends paid deduction allowable to the Fund by reason of such distribution(s) pursuant to Section 332(c) of the Code.

If a Shareholder redeems his or her entire interest in the Fund before its liquidation, the Shareholder generally would recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in his or her shares and the amount of the redemption proceeds he or she receives.  If any such gain or loss were recognized, it generally would be characterized as capital gain or loss, which would be long-term capital gain or loss if the shares are held as capital assets for more than one year.

Prior to the complete liquidation of the Fund, the Fund may declare and pay and, in the event that the Fund becomes a personal holding company for federal income tax purposes during the liquidation period, it would be required to declare and pay, to its Shareholders any undistributed income and gains (net of available capital loss carryovers) to the extent required to avoid entity level tax or as otherwise deemed desirable.  In that event, the liquidating distribution(s) a Shareholder receives could consist, for those purposes, of either or both of the following: (i) an ordinary income dividend to the extent of the Fund’s undistributed net investment income (over and above expenses), and the excess of net short-term capital gain over net long-term capital loss, taxable as ordinary income; and (ii) a distribution treated as in payment for the Shareholder’s shares, taxable as described above.

The Fund may be required to withhold 28% of any liquidating distribution or dividend otherwise payable to any Shareholder who fails to provide his or her proper taxpayer identification number and certain required certifications (“backup withholding”).  Backup withholding is not an additional tax, and any amounts so withheld may be credited against a Shareholder’s federal income tax liability or refunded.

The receipt of a liquidating distribution by an IRA that holds shares will not be taxable to the IRA owner for federal income tax purposes.  If, under the terms of an IRA, the liquidating distribution must be distributed to the IRA owner, however, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59-1/2, generally also would be subject to an additional 10% early withdrawal tax.  Nonetheless, in such a circumstance, a taxable event may be avoided:  (i) by exchanging that portion of an IRA account balance before this balance is distributed directly to another series of the Trust; (ii) by transferring that portion of an IRA account balance before this balance is distributed directly to another IRA custodian or trustee; or (iii) by rolling over the distribution within sixty days of the date of the distribution to another IRA.  Generally, an IRA may be rolled over only once in any one-year period; therefore, a rollover may not be an available alternative if an IRA owner rolled over an earlier distribution from an IRA at any time within the one-year period preceding the date of the distribution.  There are many rules governing IRAs and the transfer and rollover of IRA assets.  In addition, tax results may vary depending on the status of an IRA owner.  Owners of an IRA that will receive liquidating distributions, therefore, should consult with their own tax advisers concerning the consequences of the liquidating distribution in advance of the liquidating distribution.

An individual, corporation, estate or trust that is not a U.S. shareholder (a “non-U.S. shareholder”) generally will not be subject to U.S. federal income tax on any gain realized in connection with the liquidation of the Fund, provided that the gain is not effectively connected with the non-U.S. shareholder’s conduct of a U.S. trade or business.  However, any income dividends paid to non-U.S. shareholders in connection with the Liquidation may be subject to U.S. withholding tax.  Special tax certification rules apply to non-U.S. shareholders to avoid backup withholding.

Powers of the Board.  The Board and, subject to the direction of the Board, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms, other papers, and state and federal regulatory filings.

SHAREHOLDERS MAY REDEEM SHARES OR EXCHANGE FUND SHARES FOR SHARES OF OTHER SERIES OF THE TRUST

The Plan will not affect a Shareholder’s right to redeem or exchange the Fund shares prior to the Liquidation.  Therefore, a Shareholder may redeem or exchange (up to the business day before the Plan is approved by shareholders), in accordance with the procedures for the Class A and C shares set forth in the Fund’s statutory prospectus, without waiting for the Fund to take any action respecting its Liquidation.  Shareholders exchanging their shares of the Fund for shares of another fund of the Trust (each a “Quaker Fund”) should obtain and read that Quaker Fund’s current prospectus, which contains information about its investment objectives, strategies, charges and expenses, prior to electing that option.  An exchange or redemption may also have tax consequences to a Shareholder.

A prospectus of any of the Quaker Funds may be obtained by calling the Trust at 1-800-220-8888 (toll-free).  In the event that a large number of Shareholders redeem or exchange shares prior to the Fund’s Liquidation, the Fund’s liquidating distributions to remaining shareholders may be adversely affected as fixed costs of the Fund will be spread over a smaller asset base.

THE BOARD OF TRUSTEES UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
THE LIQUIDATION AND DISSOLUTION OF THE FUND

VOTING INFORMATION

How will the shareholder voting be handled?  Only Shareholders of record of the Fund at the close of business on September 22, 2011 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.  A majority of the votes cast by Shareholders of the Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting.  The Meeting may also be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.  It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment in their discretion.

The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers and beneficial owners will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ or such depositories’ proxy solicitation materials, the Trust understands that the broker-dealers may vote on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they receive instructions.

Who is entitled to vote?  Only Shareholders of record on the Record Date will be entitled to vote at the Meeting.  The total outstanding shares of the Fund entitled to vote as of the Record Date is set forth below.

Class	Shares Outstanding
Class A	86,976.573
Class C	100,924.975
Institutional Class	100,053.102

What constitutes a quorum? With respect to actions to be taken by the Shareholders of the Fund on the matters described in this Proxy Statement, the presence in person or by proxy of a majority of the outstanding shares entitled to vote on the proposal at the Meeting shall constitute a quorum for purposes of voting upon the proposal at the Meeting.  Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the proposal.

What happens if a quorum is not present? If a quorum is not present at the Meeting, in person or by proxy, then a majority of the votes cast by Shareholders present in person or by proxy at the Meeting may adjourn the Meeting.  If a quorum is present but sufficient votes to approve the proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned.  The Meeting may also be adjourned by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President. It is anticipated that the persons named as proxies on the enclosed Proxy Card will use the authority granted to them to vote on adjournment in their discretion.

What vote is required to approve the liquidation?  The proposal must be approved by the affirmative vote of a majority of votes cast at the Meeting, at which a quorum is present.

What happens if shareholders of the fund do not approve the liquidation?  If Shareholders of the Fund vote against the Liquidation, the Fund will temporarily remain operational and the Board will consider what appropriate action to take with respect to the Fund.

How do I ensure that my vote is accurately recorded?  Only Shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date and return the enclosed proxy card(s)/voting instruction form(s).  If you own shares of the Fund on the Record Date, a proxy card or voting instruction form is included with this Proxy Statement.  You can also provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the proxy card(s) and following the instructions.  Please complete the proxy card/voting instruction form, or if you vote by telephone or over the Internet, please vote on the proposal as it relates to the Fund. Your proxy card(s)/voting instruction form(s) must be received by the Trust or its Proxy Solicitor by the date of the Meeting in order to be counted for the Meeting.  If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Fund at the Meeting in accordance with the timely instructions received from Shareholders.  If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates.

May I revoke my proxy? Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

What other matters will be voted upon at the meeting?  The Board does not intend to bring any matters before the Meeting with respect to the Fund other than described in this Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting with respect to the Fund by others.  If any other matter legally comes before the Meeting, proxies for whom discretion has been granted will be voted in accordance with the views of management.

WHAT OTHER SOLICITATIONS WILL BE MADE?

This proxy solicitation is being made by the Board for use at the Meeting.  The cost of this proxy solicitation will be paid by the Fund as set forth below.  In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.  The Trust may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition to solicitations by mail, officers and employees of the Adviser and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews.  The Trust has engaged Okapi Partners LCC (the “Proxy Solicitor”) to solicit proxies and voting instructions from brokers, banks, other institutional holders and individual Shareholders, as applicable, at an anticipated estimated cost of $4,500 including out of pocket expenses and any receivables from the Manager related to fee waiver reimbursements, which will be borne by the Fund as described below.  Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions.  The Trust has also agreed to indemnify the Proxy Solicitor against certain liabilities and expenses, including liabilities under the federal securities laws.  The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy or oral solicitations.

As the Meeting date approaches, certain Shareholders of the Fund may receive a telephone call from a representative of the Proxy Solicitor if their votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Proxy Solicitor is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail.  If the Shareholder is a corporation or other entity, the Proxy Solicitor is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Proxy Solicitor then the Proxy Solicitor has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the Shareholder’s instructions on the proposal.  Although the Proxy Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement.  The Proxy Solicitor will record the Shareholder’s instructions on the card. Within 72 hours, the Shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

WHO WILL PAY THE EXPENSES OF THE LIQUIDATION?

The Fund will pay all expenses arising from or incurred as result of the Liquidation, except that Shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL?

The Trust is not required to, and does not intend to, hold regular annual shareholder meetings. A Shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholder meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement, so that it is received within a reasonable time before any such meeting.  The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.  Submission of a proposal by a Shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

To the best knowledge of the Trust, as of the Record Date, no person, except as set those listed below, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund. Except as noted therein, the Trust has no knowledge of beneficial ownership.

Class	Name and Address of Owner	% of Shares Owned	Record or Beneficial
Class A	US Bank NA Cust Randal Dale Bensen Sep IRA 16001 30th Drive SE Mill Creek, WA 980120-7829	37.30%	Beneficial
Class A	Charles Schwab Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA 94104-4151	10.11%	Record
Class A	Stifel Nicolaus & Co., Inc. Linda Landmesser IRA 501 North Broadway St. Louis, MO 63102-2188	7.25%	Record
Class A	NFS LLC Delaware Charter G&T IRA of Thelma O. Linderman Roth IRA 1057 Knollcrest Drive Covina, CA 91724-3431	6.77%	Record
Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.25%	Record
Class C	Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	20.40%	Record
Class C	LPL Financial A/C 8005-0336 9785 Towne Centre Drive San Diego, CA 92121-1968	6.37%	Record
Class C	U.S. Bank NA Cust. Barbara S. Noland IRA 117 Rolling Ridge Road Amherst, MA 01002-1431	6.13%	Beneficial
Institutional Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	74.18%	Record
Institutional Class	E Trade Clearing LLC 649-82627-13 P.O. Box 484 Jersey City, NJ 07303-0484	18.37%	Record
Institutional Class	Janney Montgomery Scott, LLC A/C 1914-3572 Stanley E. Burns, Jr. IRA 1801 Market Street Philadelphia, PA 19103-1675	5.78%	Record

GENERAL INFORMATION

Investment Adviser.  Quaker Funds, Inc. (the “Manager”) serves as investment adviser to the Fund and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355.  The Manager is a Pennsylvania corporation and is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interest in the Manager.

The Manager provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of sub-advisers, and performance monitoring.  In addition, the Manager furnishes periodic reports to the Board regarding the investment strategy and performance of the Fund.  The Manager employs a supporting staff of management personnel needed to provide the requisite services to the Fund and also furnishes the Fund with necessary office space, furnishings, and equipment.  The Fund bears its own direct expenses such as legal, auditing and custodial fees.

Distributor.  Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, WI  53202, serves as the distributor of the Trust’s shares.  As the distributor, it has agreed to use reasonable efforts to distribute the Fund’s Class A and Class C Shares, as applicable.  Quasar is a wholly owned subsidiary of US Bancorp and is affiliated with US Bancorp Fund Serves, LLC, the transfer agent for the Fund.

Pursuant to the Distribution Agreement between Quasar and the Trust dated November 17, 2006, Quasar receives the sales load on sales of Class A and Class C Shares of the Fund and reallows a portion of the sales load to broker-dealers.  Quasar also receives the distribution fees payable pursuant to the Fund’s Rule 12b-1 Distribution Plans for Class A and Class C Shares described below.  Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Fund’s shares under state Blue Sky laws and assists in the sale of shares.  The shares of the Fund are continuously offered by Quasar.  Quasar is not obligated to sell any specific number of shares of the Fund but has undertaken to sell such shares on a best efforts basis.  The Board annually reviews fees paid to Quasar.

Transfer Agent and Administrator. US Bancorp Fund Services, LLC (“USB”), 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.  USB, subject to the supervision of the Trust’s Board, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”).  USB maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

Brown Brothers Harriman & Co. (“BBH&Co.”), 40 Water Street, Boston, MA 02109, serves as administrator to the Trust pursuant to a written agreement with the Trust.  BBH&Co. supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements.  BBH&Co. is responsible for calculating the Fund’s net asset values; preparing and maintaining the books and accounts specified in Rules 31a-1 and 31a-2 of the 1940 Act; preparing financial statements contained in reports to stockholders of the Fund; preparing the Fund’s federal and state tax returns; preparing reports and filing with the SEC; and maintaining the Fund’s financial accounts and records.

For its services to the Trust, the Trust pays BBH&Co. an annual fee, paid monthly, based on the aggregate average net assets of the Fund, as determined by valuations made as of the close of business at the end of the month.  The Fund is charged its pro rata share of such expenses.

HOUSEHOLDING

Only one copy of this Information Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record; unless the Trust has received instructions to the contrary.  If you need additional copies of this Information Statement, please contact your participating securities dealer or other financial intermediary, or, if you hold Fund shares directly with the Fund’s service agent, call toll-free 1-800-220-8888.  If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact your participating securities dealer or other financial intermediary, or, if you hold Fund shares directly with the Fund’s service agent, call toll-free 1-800-220-8888.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the Trust’s most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the Trust at Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC., PO Box 701, Milwaukee, WI 53201-0701 or by calling the Trust toll free at 1-800-220-8888.

-  -

EXHIBIT A

PLAN OF LIQUIDATION AND DISSOLUTION

OF

QUAKER LONG-SHORT TACTICAL ALLOCATION FUND

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of the Quaker Long-Short Tactical Allocation Fund (the “Fund”), a series of Quaker Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (“Trust”), registered with the U.S. Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), in conformity with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Trust’s Amended and Restated Declaration of Trust, dated as of August 1, 1996, and Restated By-Laws (“Organizational Documents”).  All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Trust on behalf of the Fund.

WHEREAS, in light of the future prospects for growth for the Fund, management has recommended that the Fund be liquidated and dissolved; and

WHEREAS, the Board of Trustees has considered the impact on the Fund’s shareholders of the termination and liquidation of the Fund; and

WHEREAS, the Board of Trustees has determined that the liquidation and dissolution of the Fund is advisable and in the best interests of the shareholders of the Fund, and has considered and approved this Plan as the method of accomplishing such actions; and

WHEREAS, the Board of Trustees has directed that this Plan be submitted to the Fund’s shareholders (“Shareholders”) for their approval and, upon the approval of this Plan by the affirmative vote of a majority of the Fund’s outstanding shares of record, represented in person or by proxy, at a meeting of the Shareholders at which a quorum is present, or by an instrument in writing without a meeting signed by a majority of the Trustees (or an officer of the Trust pursuant to a vote of a majority of the Trustees) and consented to by a majority of the Fund’s outstanding shares of record, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the laws of the Commonwealth of Massachusetts and the Code.

NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner set forth herein:

1. Effective Date of Plan.  The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of a majority of the Fund’s outstanding shares of record represented in person or by proxy at a Special Meeting of Shareholders, at which a quorum is present.

2.  Liquidation.  Consistent with the provisions of this Plan, the Fund shall be liquidated as promptly as practicable in accordance with its Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331 of the Code (“Liquidation”).

3.  Notice of Liquidation.  As soon as reasonable and practicable after the adoption of this Plan, the Fund shall provide notice to the Shareholders and other appropriate parties that this Plan has been approved by the Board of Trustees and the Shareholders, and that the Fund will be liquidating its assets and dissolving on or before October 28, 2011 (the “Termination Date”).

4.  Cessation of Business.  On the Effective Date, the Fund shall cease its regular business as a series of an investment company and shall not engage in any business activities except for the purposes winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

5.   Payment of Debts.  As soon as reasonable and practicable after the Effective Date, the Fund shall determine and pay, or make reasonable provision to pay, in full all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown.

6.    Liquidation of Assets.  As soon as reasonable and practicable after the Effective Date, but in no event later than the Termination Date, all of the Fund’s assets shall be converted into cash or cash equivalents or otherwise liquidated.

7.    Liquidating Distribution.  On or before the Termination Date, the Trust shall distribute pro rata to the Shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to:  (a) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the assets of the Fund on the Fund’s books.  If the Board of Trustees is unable to make distributions to all of the Shareholders because of an inability to locate shareholders to whom distributions are payable, the Board of Trustees may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in such Trust for the benefit of the Shareholders that cannot be located.  The expenses of such Trust shall be charged against the assets therein.

8.     Satisfaction of Federal Income and Excise Tax Distribution Requirements.  If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Shareholders (i) all of the Fund’s investment company taxable income for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of the Fund’s net capital gain recognized in its taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).  Alternatively, or in conjunction therewith, the Fund may, if eligible to do so pursuant to Section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 7.

9.      Expenses in Connection with this Plan.  The Fund will bear all the expenses associated with the Liquidation, except that Fund shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

10.    Powers of the Board of Trustees.  The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers.  The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11.     Filings.  The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the liquidation and/or dissolution of the Fund with the Commonwealth of Massachusetts, the Internal Revenue Service, the U.S. Securities and Exchange Commission, or with any other authority.  Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the Internal Revenue Service within 30 days of approval of this Plan by the Shareholders.

12.     Amendment of Plan.  The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund’s net assets to the Shareholders in accordance with the laws of the Commonwealth of Massachusetts, the 1940 Act, the Code, and the Fund’s Organizational Documents, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and the Shareholders.  The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and the Shareholders.

Adopted by the Board of Trustees on September 19, 2011

QUAKER LONG-SHORT TACTICAL ALLOCATION FUND

Proxy for Special Meeting of Shareholders – October 24, 2011

The undersigned, revoking previous proxies, hereby appoint(s) Jeffry King and Justin Brundage, or any one of them, attorneys, with full power of substitution, to vote all shares of the Quaker Long-Short Tactical Allocation Fund (the “Fund”), a series of Quaker Investment Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 309 Technology Drive, Malvern, PA 19355, on October 24, 2011, at 10:30 a.m., Eastern time, and at any adjournments thereof.  All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.  This proxy is solicited on behalf of the Board of Trustees of the Trust.

QUESTIONS ABOUT THIS PROXY?

Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-285-5990. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

You can find the proxy statement online at:
www.myproxyonline.com/QIT.  Please have your control number available at the time you plan to login.

Quaker Long-Short Tactical Allocation Fund

Proxy for Special Meeting of Shareholders — October 24, 2011

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

PHONE	To vote your proxy by phone, call toll-free 1-877-285-5990 and enter the control number found on the reverse side of this proxy card.

INTERNET	To vote via the Internet, go to www.myproxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE: Please sign exactly as your name appears on this proxy card.  When shares are held by joint tenants, at least one holder should sign.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Shareholder sign here:	_______________________________

Joint owner sign here:	_______________________________

Date:	___________________________

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.
PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THIS PROPOSAL(S).  IF NO DIRECTION IS MADE, AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY WILL BE VOTED FOR THE PROPOSAL.  AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☐

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.
PROPOSAL: To approve the liquidation of the assets and dissolution of the Quaker Long-Short Tactical Allocation Fund pursuant to the provisions of the Plan of Liquidation and Dissolution approved by the Board of Trustees of the Trust.

To vote the proxy, please use the boxes below.

For	Against	Abstain
☐	☐	☐

2.           To vote on any other business as may properly come before the Special Meeting of Shareholders or any adjournments thereof.